Rule 497(k)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust Rising Dividend Achievers ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

Dated March 3, 2025

Notwithstanding anything to the contrary in the Fund’s Prospectus or Summary Prospectus, effective March 21, 2025, the second and third paragraphs under the section entitled “Principal Investment Strategies” are hereby deleted in their entirety and replaced with the following:

“According to the Index Provider, the Index measures the performance of a selection of securities that have increased their dividend value over the previous three year and five year annual periods. The Index is comprised of four Sub-Portfolios. The Index’s security eligibility criteria are evaluated within each Sub-Portfolio to determine which securities qualify for Index inclusion. In order to be eligible for inclusion in the Index, a security must be included in the Nasdaq US Benchmark Index™, meet the size and liquidity requirements of the Index, and must not be classified as a Mortgage Real Estate Investment Trust or a Real Estate Investment Trust according to the Industry Classification Benchmark (“ICB”). A security must also be issued by companies that meet the following characteristics: (i) have paid a dividend in the trailing twelve-month period greater than the dividend paid in the trailing twelve-month period three and five years prior; (ii) have a positive earnings-per-share in the trailing 12-month period greater than earnings-per-share in the trailing 12-month period three years prior; (iii) have a cash-to-debt ratio greater than 50%; and (iv) have a trailing 12-month period payout ratio no greater than 65%. One security per company is permitted for each Sub-Portfolio. If a company has multiple securities, the security with the highest three-month average daily value traded generally is considered for possible inclusion in the Sub-Portfolio. The Index may include multiple securities from the same company. The Fund may invest in companies with various market capitalizations and depositary receipts.

According to the Index Provider, each Sub-Portfolio is reconstituted annually during its designated Index reconstitution quarter. If a company has a combined weight of 3% or more from the Sub-Portfolios not undergoing an Index reconstitution, the company will be ineligible for inclusion in the reconstituting Sub-Portfolio. During each Sub-Portfolio’s reconstitution, the securities that meet the eligibility thresholds are ranked in descending order by dollar dividend increase over the previous five year period and by current dividend yield and ascending order by payout ratio. These ranks are aggregated into a single combined rank with up to 50 securities with the lowest (most favorable) combined ranks selected for inclusion in the Index. At least 33 of the selected companies must be classified as large-cap, according to the Index Provider. In the event of a tie, the security with the higher dividend yield is given priority. If an ICB industry is represented by more than 15 securities, the industry’s highest-ranked component is removed from the selection of up to 50 securities and is replaced with the next-ranked eligible security not from that industry. If necessary, the large-cap requirement may be relaxed in order to satisfy this constraint. The selected securities for the reconstituting Sub-Portfolio are equally weighted and then combined with the Sub-Portfolios not undergoing a reconstitution to form the Index. Additionally, the Index is rebalanced annually in March so that each of the four Sub-Portfolios is equally weighted among each other, each representing 25% of the total Index weight. If an Index security is present in multiple Sub-Portfolios, its combined weight across these Sub-Portfolios is used in the Index.”

Additionally, the first sentence in the fourth paragraph under the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

“Each Sub-Portfolio is reconstituted and rebalanced annually, resulting in at least a part of the Index being reconstituted and rebalanced each quarter and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.”

Lastly, the second sentence in the section entitled “Additional Information on the Funds’ Investment Objectives and Strategies – Nasdaq US Rising Dividend Achievers™ Index” is hereby deleted in its entirety and replaced with the following:

“The Index is comprised of four Sub-Portfolios which are reconstituted and rebalanced annually, resulting in at least a part of the Index being reconstituted and rebalanced each quarter in March, June, September and December.”

Please Keep this Supplement with your Fund Prospectus and Summary Prospectus for Future Reference